UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2016

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 21, 2016, Citizens Financial Group, Inc. issued a press release reporting first quarter 2016 earnings and posted on its website the press release, an earnings release presentation, and a financial supplement. Copies of the press release, earnings release presentation, and financial supplement are being furnished as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1	Citizens Financial Group, Inc. press release dated April 21, 2016

	Exhibit 99.2	Citizens Financial Group, Inc. earnings release presentation issued April 21, 2016

	Exhibit 99.3	Citizens Financial Group, Inc. financial supplement for first quarter 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Eric Aboaf
Eric Aboaf
Chief Financial Officer

Date: April 21, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Citizens Financial Group, Inc. press release dated April 21, 2016

99.2	Citizens Financial Group, Inc. earnings release presentation issued April 21, 2016

99.3	Citizens Financial Group, Inc. financial supplement for first quarter 2016